EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ikanos Communications, Inc. (the “Company”) on Form 10-Q for the period ending June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Rajesh Vashist, Chief Executive Officer, and Daniel K. Alter, Chief Financial Officer, of the Company, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission upon request.

IKANOS COMMUNICAITONS, INC.

August 16, 2006	/s/ RAJESH VASHIST
Rajesh Vashist
President, Executive Officer and Chairman of the Board
(Principal Executive Officer)

August 16, 2006	/s/ DANIEL K. ATLER
Daniel K. Alter
Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)